SUPPLEMENT DATED JANUARY 15, 1999
                            TO THE PROSPECTUSES OF

                          TEMPLETON GLOBAL BOND FUND
                  TEMPLETON GLOBAL BOND FUND - ADVISOR CLASS
                            dated January 1, 1999



The prospectus is amended by replacing the section "Management" with the following:

Templeton Investment Counsel, Inc. (Investment Counsel), Broward Financial Centre, Fort Lauderdale, FL 33394-3091, through its Templeton Global Bond Managers division, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $222 billion in assets.

As a result of the departure of Neil S. Devlin, Executive Vice President and Chief Investment Officer of Templeton Global Bond Managers, the fund will be managed by a team of Templeton Global Bond Managers.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.49% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


              Please keep this supplement for future reference.